Schedule 14A Information
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
 (Amendment No. _)
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Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[X]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Section 240.14a-12

FRANKLIN MANAGED TRUST
(Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.
[ ]
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FRANKLIN RISING DIVIDENDS FUND
(a series of Franklin Managed Trust)

A Special Meeting of Shareholders of Franklin Rising Dividends Fund (the "Fund"), the sole series of Franklin Managed Trust (the "Trust"), will be held on October 30, 2017, to vote on two important proposals that affect the Fund.  Please read the enclosed materials and cast your vote on the proxy card or voting instruction form.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for the Fund have been carefully reviewed by the Trust's Board of Trustees (the "Board"). The Trustees of the Trust, most of whom are not affiliated with Franklin Templeton Investments, are responsible for looking after your interests as a shareholder of the Fund.  The Board unanimously recommends that you vote FOR each proposal.

Voting is quick and easy.  Everything you need is enclosed. To cast your vote, simply complete the proxy card or voting instruction form enclosed in this package. Be sure to sign the card or the form before mailing it in the postage-paid envelope. If eligible, you may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the web site indicated on your proxy card or voting instruction form, and follow the instructions.

We welcome your comments.  If you have any questions or would like to quickly vote your shares, please call AST Fund Solutions, LLC, our proxy solicitor, toll-free at 800-967-5068.  Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday, and 10:00 a.m. – 4:00 p.m., Eastern time, Saturday.  Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals that affect the Fund. The proposals are described in greater detail in the enclosed proxy statement. We appreciate your trust in Franklin Templeton Investments and look forward to continuing to help you achieve your financial goals.

Important information to help you understand and vote on the proposals

Below is a brief overview of the proposals to be voted upon. The proxy statement provides more information on each proposal. Your vote is important, no matter how large or small your holdings may be.

On what issues am I being asked to vote?

Shareholders of the Fund are being asked to vote on the following proposals:

1.	To approve a new investment management agreement with Franklin Advisers, Inc. ("FAI").
2.	To elect a Board of Trustees.
Has the Board approved the proposals?

Yes. The Board has unanimously approved both proposals and recommends that you vote to approve both proposals.

1. To approve a new investment management agreement with FAI.

Why is a new investment management agreement with FAI being recommended?
The purpose of the proposed new investment management agreement with FAI is to allow the current portfolio managers of the Fund, Donald G. Taylor and Nicholas P.B. Getaz, to continue to manage the Fund as portfolio managers of FAI following their transfer from Franklin Advisory Services, LLC ("FASL"), the Fund's current investment manager, to FAI.  As part of a restructuring of FASL's personnel within the Franklin Templeton Investments organization, Messrs. Taylor and Getaz, along with research and trading personnel (the "Rising Dividends Team"), are relocating from FASL to FAI.  Fund management believes that relocating the Rising Dividends Team to FAI will promote better integration of the team within the Franklin Equity Group by fostering the sharing of resources and investment ideas.
In connection with the relocation of the Rising Dividends Team to FAI, the Board is recommending that shareholders of the Fund approve a new investment management agreement between the Trust, on behalf of the Fund, and FAI, so that Messrs. Taylor and Getaz can continue to manage the Fund following their transfer from FASL to FAI.
What effect, if any, will the approval of the proposed new investment management agreement with FAI have on the Fund's management fees?
The approval of the proposed new investment management agreement with FAI for the Fund will have no impact on the amount of management fees paid by the Fund. The proposed investment management agreement with FAI will have the same fee schedule as the Fund's current investment management agreement with FASL.

2. To elect a Board of Trustees.

Who are the current trustees and who are the nominees?

The Franklin Templeton Investments fund complex has a number of separate boards. Most of the current trustees and nominees serve on several boards.  The current Board is composed of the following trustees: Edward I. Altman, Ph.D., Ann Torre Bates, Burton J. Greenwald, Keith E. Mitchell, David W. Niemiec,

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Charles Rubens II, Jan Hopkins Trachtman, Robert E. Wade, Gregory H. Williams, Gregory E. Johnson and Jennifer M. Johnson.

The nominees proposed for election to the Board (each a "Nominee" and collectively, the "Nominees") are:

Nominees for Independent Trustee:
Harris J. Ashton
Terrence J. Checki
Mary C. Choksi
Edith E. Holiday
J. Michael Luttig
Larry D. Thompson
John B. Wilson

Nominees for Interested Trustee:
Gregory E. Johnson*
Rupert H. Johnson, Jr.
________________________________________
* Nominee currently serves as a Trustee of the Trust.

Management is recommending that the oversight of the Trust and the Fund be shifted from the current Board to the board composed of the Nominees so that the Franklin Templeton funds managed by the Franklin Equity Group, including the Fund, are overseen by the same trustees.

What role does the Board play?

The Board has the responsibility for looking after the interests of the Fund's shareholders.  As such, the Board has an obligation to serve the best interests of shareholders in providing oversight of the Fund, including approving policy changes. In addition, the Board, among other things, reviews the Fund's performance, oversees the Fund's activities, and reviews contractual arrangements with the Fund's service providers.

What is the affiliation of the Nominees and Franklin Templeton Investments?

The Board is currently, and is proposed to continue to be, composed of over 75% "independent" trustees and two "interested" trustees.  Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the Franklin Templeton funds or with Franklin Templeton Investments as fund management.  Independent trustees have no affiliation with Franklin Templeton Investments and are compensated by the Fund.

3. Who is AST Fund Solutions, LLC?

AST Fund Solutions, LLC (the "Solicitor") is a company that has been engaged by the Fund to assist in the solicitation of proxies. The Solicitor is not affiliated with the Fund or with Franklin Templeton Investments.  In order to hold a shareholder meeting, a certain percentage of the Fund's shares (often referred to as "quorum") must be represented at the meeting.  If a quorum is not attained, the meeting must adjourn to a future date.  The Fund may attempt to reach shareholders through multiple mailings to remind them to cast their vote.  As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the meeting does not have to be adjourned or postponed.

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4. How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) you own of the Fund on the record date.  The record date is August 21, 2017.

5. How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card or voting instruction form and mailing it in the enclosed postage-paid envelope.  If eligible, you may also vote using a touch-tone telephone by calling the toll-free number printed on your proxy card or voting instruction form and following the recorded instructions, or through the Internet by visiting the web site printed on your proxy card or voting instruction form and following the on-line instructions. You can also vote your shares in person at the special meeting of shareholders.  If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Solicitor toll-free at 800-967-5068.

6. How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card or voting instruction form.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name appearing on the account registration as shown on the proxy card or voting instruction form.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

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FRANKLIN RISING DIVIDENDS FUND
(a series of Franklin Managed Trust)

IMPORTANT SHAREHOLDER INFORMATION
These materials are for a Special Meeting of Shareholders of Franklin Rising Dividends Fund (the "Fund"), the sole series of Franklin Managed Trust (the "Trust"), scheduled for October 30, 2017, at 10:00 a.m., Pacific time, at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California, 94403-1906.  The enclosed materials discuss the proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain the Notice of Special Meeting of Shareholders, proxy statement and proxy card or voting instruction form.  A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund.  If you specify a vote on one or both Proposals, your proxy will be voted as you indicate.  If you specify a vote for one Proposal, but not the other, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted "FOR" the Proposal.  If you simply sign, date and return the proxy card, but do not specify a vote on either of the Proposals, your proxy will be voted "FOR" both Proposals.
We urge you to spend a few minutes reviewing the Proposals in the proxy statement.  Then, please fill out and sign the proxy card or voting instruction form and return it to us so that we know how you would like to vote.  When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional solicitations, including other mailings.  PLEASE COMPLETE, SIGN AND RETURN the proxy card or voting instruction form.
We welcome your comments.  If you have any questions or would like to quickly vote your shares, call AST Fund Solutions, LLC, our proxy solicitor, toll-free at 800-967-5068.  Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday, and 10:00 a.m. – 4:00 p.m., Eastern time, Saturday.
TELEPHONE AND INTERNET VOTING For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

FRANKLIN RISING DIVIDENDS FUND
(a series of Franklin Managed Trust)
One Franklin Parkway
San Mateo, California 94403-1906
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
The Board of Trustees of Franklin Managed Trust (the "Trust"), on behalf of Franklin Rising Dividends Fund (the "Fund"), has called a Special Meeting of Shareholders of the Fund (the "Meeting"), which will be held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California, 94403-1906 on October 30, 2017 at 10:00 a.m., Pacific time.1
During the Meeting, shareholders of the Fund will vote on the following Proposals:
1.	To approve a new investment management agreement with Franklin Advisers, Inc.
2.	To elect a Board of Trustees of the Trust.

By Order of the Board of Trustees,

Steven J. Gray
Vice President and Secretary

August [_], 2017

Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope, or, if eligible, vote your shares by telephone or through the Internet, regardless of the number of shares you own.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON OCTOBER 30, 2017

The Notice of Special Meeting of Shareholders, proxy statement and form of proxy card are available on the Internet at http://www.proxyonline.com/docs/FTproxy.  The form of proxy card on the Internet site cannot be used to cast your vote.

If you have any questions, would like to vote your shares, or wish to obtain directions to be able to attend the Meeting and vote in person, please call AST Fund Solutions, LLC, our proxy solicitor, toll-free at 800-967-5068.

[1]
The Meeting will be held simultaneously with the special meetings of shareholders of certain other U.S. registered investment companies within the Franklin Templeton Investments fund complex, which are issuing separate proxy solicitation materials.

PROXY STATEMENT

FRANKLIN RISING DIVIDENDS FUND
(a series of Franklin Managed Trust)

PROXY STATEMENT
♦  INFORMATION ABOUT VOTING
Who is asking for my vote?
The Board of Trustees (the "Board" or the "Trustees") of Franklin Managed Trust (the "Trust"), on behalf of Franklin Rising Dividends Fund (the "Fund"), in connection with a Special Meeting of Shareholders of the Fund to be held on Monday, October 30, 2017 (the "Meeting"), has requested your vote on two matters (the "Proposals" or, each, a "Proposal").2
Who is eligible to vote?
Shareholders of record at the close of business on August 21, 2017 are entitled to be present and to vote at the Meeting or any adjourned Meeting.  Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting.  The Notice of Special Meeting of Shareholders, the proxy card or voting instruction form, and the proxy statement were first mailed to shareholders of record on or about August [__], 2017.
On what issues am I being asked to vote?
Shareholders are being asked to vote on the following Proposals:
1.	To approve a new investment management agreement with Franklin Advisers, Inc. ("FAI").
2.	To elect a Board of Trustees of the Trust.
How does the Board recommend that I vote?
The Board, on behalf of the Fund, unanimously recommends that you vote:
1.	FOR the approval of a new investment management agreement with FAI; and
2.	FOR the election of all nominees as Trustees of the Trust.
How do I ensure that my vote is accurately recorded?
You may submit your proxy card or voting instruction form in one of four ways:

[2]
The Meeting will be held simultaneously with the special meetings of shareholders of certain other U.S. registered investment companies within the Franklin Templeton Investments fund complex, which are issuing separate proxy solicitation materials.

•
By Internet (if eligible).  The web address and instructions for voting can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card or voting instruction form.

•
By Telephone (if eligible).  The toll-free number for telephone voting can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card or voting instruction form.

•
By Mail. Mark the enclosed proxy card or voting instruction form, sign and date it, and return it in the postage-paid envelope we provided. A proxy card with respect to shares held by joint owners may be signed by just one of them, unless at or prior to exercise of such proxy the Fund receives a specific written notice to the contrary from any one of the joint owners.

•	In Person at the Meeting. You can vote your shares in person at the Meeting.
Shareholders of record who hold shares directly with the Fund are eligible to vote by Internet or by telephone.  If you hold your shares with a broker or other financial intermediary, whether you are eligible to submit your voting instructions by Internet or by telephone will depend upon the proxy voting services provided by such broker or other financial intermediary.  If you require additional information regarding the Meeting, you may contact AST Fund Solutions, LLC (the "Solicitor"), the proxy solicitor, toll-free at 800-967-5068.  Please see the section entitled "FURTHER INFORMATION ABOUT VOTING AND THE MEETING" for more information on the Solicitor.
Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified.  If you specify a vote on any of the Proposals, your proxy will be voted as you indicate.  If you specify a vote on one Proposal but not the other, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted "FOR" the Proposal.  If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your proxy will be voted "FOR" both Proposals.
May I revoke my proxy?
You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy card to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.
May I attend the Meeting in person?
 Shareholders of record at the close of business on August 21, 2017 are entitled to attend the Meeting. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of August 21, 2017, and a valid picture identification, such as a driver's license or passport, for admission to the Meeting.  Seating is very limited.  Shareholders without proof of ownership and identification will not be admitted.

What if my shares are held in a brokerage account?
If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "legal proxy" from your broker and present it to the Inspector of Elections at the

Meeting.  Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card/voting instruction form to your broker rather than to the Fund.

♦  THE PROPOSALS
PROPOSAL 1:	TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH FRANKLIN ADVISERS, INC.
The Board unanimously recommends that the shareholders of the Fund approve a new investment management agreement with FAI.

Why is FAI recommended to serve as the Fund's investment manager?
Franklin Advisory Services, LLC ("FASL") has served as the investment manager for the Fund since July 1996, prior to which time the Fund's investment manager was FAI.  Donald G. Taylor, CPA, President and Chief Executive Officer - Investment Management of the Trust, and President and Chief Investment Officer of FASL, has been a portfolio manager of the Fund since 1996, and the lead portfolio manager of the Fund since 1999. Nicholas P.B. Getaz, CFA, Portfolio Manager and Research Analyst of FASL, has been a portfolio manager of the Fund since 2014.
Franklin Templeton Investments ("FTI") has determined that a restructuring of FASL's personnel within the FTI organization would allow more resources to be made available for the management of those funds managed or subadvised by FASL. As part of this restructuring, Messrs. Taylor and Getaz, along with research and trading personnel (the "Rising Dividends Team"), are relocating from FASL to FAI, both of which are wholly owned subsidiaries of Franklin Resources, Inc. ("Resources"). Management believes that relocating the Rising Dividends Team to FAI will promote better integration of the Rising Dividends Team within the Franklin Equity Group by fostering the sharing of resources and investment ideas.

Fund management believes that it is in the best interests of the Fund's shareholders for Mr. Taylor to continue to serve as the lead portfolio manager of the Fund, and for Mr. Getaz to continue to provide portfolio management support to Mr. Taylor, after their transfer from FASL to FAI.  As noted above, having Messrs. Taylor and Getaz become employees of FAI will further their integration into the Franklin Equity Group.

In order for Messrs. Taylor and Getaz to continue managing the Fund following their transfer to FAI, the Trust, on behalf of the Fund, would need to enter into a new investment management agreement with FAI (the "New IM Agreement").  Pursuant to Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), a new investment management agreement requires the approval of the Fund's shareholders.  Therefore, shareholders of the Fund are being asked to approve the New IM Agreement.  The form of New IM Agreement is included as Exhibit A to this proxy statement.

There is no proposed change in the level of investment management fees to be paid by the Fund, and the transfer of Messrs. Taylor and Getaz to FAI will not impact the portfolio management services that currently are provided to the Fund.  Management does not believe that the approval of the New IM Agreement will affect how the Fund is managed or the Fund's investment goal, principal investment strategies or the principal risks associated with an investment in the Fund.  If the New IM Agreement is approved by the Fund's shareholders, it is expected that Messrs. Taylor and Getaz will become employees of FAI, and FAI would begin managing the Fund, on or about December 1, 2017.

Additional information about FASL

FASL, located at 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is organized as a limited liability company in the state of Delaware, and is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC").

FASL serves as the Fund's investment manager pursuant to an investment management agreement dated January 26, 2000, and amended on April 1, 2012 and February 24, 2015 (the "Current IM Agreement").  The Board most recently voted to renew the Current IM Agreement on May 22, 2017.  The Current IM Agreement was last submitted to the Fund's sole shareholder on January 28, 2000 in connection with the redomestication of the Trust from a Massachusetts business trust into a Delaware statutory trust, which was approved by the Fund's shareholders at a meeting held on October 26, 1999.

For the fiscal year ended September 30, 2016, the amount of investment management fees paid by the Fund to FASL was $82,170,264, after taking account of FASL's agreement to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund.  Before any such waiver, the Fund's investment management fees totaled $82,616,627.

FASL is a wholly owned subsidiary of Franklin/Templeton Distributors, Inc., and an indirect wholly owned subsidiary of Resources, which is a publicly held corporation.  The principal executive officer of FASL is Donald G. Taylor, President and Chief Investment Officer of FASL, with a business address of 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078.

Additional information about FAI
FAI, with its principal offices at One Franklin Parkway, San Mateo, CA  94403-1906, is organized as a California corporation, and is registered as an investment adviser with the SEC.  As of June 30, 2017, FAI managed approximately $742 billion in assets, and has been in the investment management business since 1947.  FAI is a wholly owned subsidiary of Resources.  The following table sets forth the name and principal occupation of the principal executive officer and each director of FAI. The business address of the principal executive officer and each director in the table below is One Franklin Parkway, San Mateo, CA 94403-1906.

Name and Address	Position	Principal Occupation
Rupert H. Johnson, Jr.	Director	Director of FAI; Vice Chairman and Director, Resources; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Resources and of investment companies in FTI.
Edward B. Jamieson	President, Chief Investment Officer and Director	President, Chief Investment Officer and Director, FAI; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Resources and of investment companies in FTI.
Christopher J. Molumphy	Director and Executive Vice President	Director and Executive Vice President, FAI; and officer of some of the other subsidiaries of Resources and of investment companies in FTI.

Are there any material differences between the New IM Agreement and the Current IM Agreement?

The terms of the New IM Agreement and the terms of the Current IM Agreement are substantively the same.  However, certain outdated provisions in the Current IM Agreement have been removed, and the New IM Agreement includes several provisions now routinely included in investment management agreements used across the FTI fund complex.  More specifically, the New IM Agreement was modified to:
•
include provisions to accommodate the "manager of managers" structure, such as FAI's obligations to supervise any subadvisers (the use of the "manager of managers structure" previously was approved by the Board and by shareholders of the Fund);

•	remove a separate fee of $40,000 per year payable to FASL for the performance of certain accounting, bookkeeping and recordkeeping functions, as this is an outdated provision;
•	include the more detailed list of administrative services provided under the investment management agreement;
•
remove a clause prohibiting the investment manager's officers and employees from taking short positions in the Fund's shares, principally because short selling of mutual fund shares is not possible as they do not trade in a secondary market;

•
include a revised indemnification provision that more accurately describes FAI's obligation to indemnify the Trust, the Fund, and their officers and Trustees for losses or expenses resulting the willful misfeasance, bad faith, gross negligence, or reckless disregard by FAI of its obligations or duties under the New IM Agreement;

•
include provisions clarifying that (i) proxy voting decisions are made by FAI, unless the Board determines otherwise, (ii) FAI is bound by any fee waiver or limitation on the Fund's expenses that has been publicly disclosed to investors, and (iii) the obligation to furnish books and records to regulatory authorities; and

•	change the law governing the agreement from Delaware law to California law.
None of these modifications is intended to reflect new or different level of services to or fees payable by the Fund (other than the removal of the $40,000 fee described above).  Rather, such modifications memorialize existing services and obligations.
What are the material terms of the New IM Agreement?

Below is a summary of the material terms of the New IM Agreement. The following discussion is qualified in its entirety by reference to the form of the New IM Agreement attached as Exhibit A to this proxy statement.

Services.  FAI will manage the Fund's assets subject to and in accordance with the Fund's investment goals and policies, the terms of the New IM Agreement, and any directions which the Board may issue from time to time.  FAI will make all determinations with respect to the investment of the Fund's assets and the purchase and sale of the Fund's investment securities, and will take such steps as may be necessary to implement the same.

FAI also will be responsible for providing or procuring, at its own expense (unless otherwise agreed to by the parties), the following services to the Fund to the extent that any such services are not otherwise provided by any other service provider to the Fund:  (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund as contemplated in the New IM

Agreement; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund's investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund's compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund's compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund's compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund's investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the SEC and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002, as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities.  As FASL does under the Current IM Agreement, FAI will engage Franklin Templeton Services, LLC ("FT Services") to provide such services to the Fund.

Management Fees.  Pursuant to the New IM Agreement, the annual rate of the fee payable to FAI by the Fund is identical to the annual rate of the fee paid by the Fund under the Current IM Agreement to FASL, and shall be based upon the following annual rate, as a percentage of the Fund's average daily net assets:

0.750% of the value of net assets up to and including $500 million;
0.625% of the value of net assets over $500 million up to and including $1 billion;
0.500% of the value of net assets over $1 billion up to and including $5 billion;
0.490% of the value of net assets over $5 billion up to and including $10 billion;
0.480% of the value of net assets over $10 billion up to and including $20 billion; and
0.470% of the value of net assets in excess of $20 billion.

Fund Expenses.  The New IM Agreement includes a general list of expenses that are payable by the Fund.  The obligations of the Fund and the investment manager with respect to Fund expenses remain unchanged.

Brokerage.  Under the New IM Agreement, FAI will seek to obtain the best net price and execution for the Fund.  The role and obligations of the Fund's investment manager with respect to seeking best execution would remain unchanged.  The New IM Agreement recognizes that FAI may place orders on behalf of the Fund with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of "brokerage and research services" provided by that broker.

Proxy Voting.  The New IM Agreement provides that all decisions on proxy voting with respect to the Fund's portfolio securities will be made by FAI, unless the Board determines otherwise.  However, the role and obligations of the Fund's investment manager with respect to proxy voting would remain unchanged.  Both FASL and FAI have adopted the proxy voting guidelines that are substantially identical, which have been approved by the Board.

Delegation.  As noted above, the New IM Agreement includes a new provision that reflects the ability of the Funds to operate in a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval, including FAI's obligation to supervise any subadviser.  The use of the "manager of managers" structure was previously approved by the Board and by the Fund's shareholders.

Limitation of Liability.  The New IM Agreement provides that in the absence of FAI's willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the New IM Agreement, FAI will not be subject to liability to the Fund for any act or omission in providing investment management services.  The same limitation of liability of the investment manager is provided in the Current IM Agreement.

Indemnification.  As noted above, the New IM Agreement includes a revised indemnification provision that describes FAI's obligation to indemnify the Trust, the Fund, and their officers and Trustees for losses or expenses resulting from the willful misfeasance, bad faith, gross negligence, or reckless disregard by FAI of its obligations or duties under the New IM Agreement.

Continuance.  If shareholders of the Fund approve the New IM Agreement, such agreement will continue in effect until two years from the date of its execution, unless earlier terminated.  The New IM Agreement is thereafter renewable annually for successive periods of 12 months by a vote of a majority of the Board who are not parties to the New IM Agreement or "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of any such party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and either the vote of (a) a "majority of outstanding voting securities" of the Fund (as defined by the 1940 Act, and described below under "What is the required vote on Proposal 1?"), or (b) a majority of the Board as a whole.

Termination. The New IM Agreement may be terminated by either party at any time, without payment of any penalty, on sixty (60) days' written notice to the other party, provided that termination by the Fund is approved by a majority of the Board or by a "majority of the outstanding voting securities" of the Fund (as defined by the 1940 Act, and described below under "What is the required vote on Proposal 1?").

What fees were paid by the Fund to Affiliates of FASL and FAI during the most recent fiscal year?

Information regarding the fees paid by the Fund to affiliates of FASL and FAI during the Fund's most recently completed fiscal year is provided below, under "ADDITIONAL INFORMATION ABOUT THE FUND."

What did the Board consider when it approved the New IM Agreement?

At a meeting held on May 22, 2017 (the "May Board Meeting"), the Board, including a majority of the Independent Trustees, reviewed and approved, and recommended to shareholders the approval of, the New IM Agreement for an initial two year period effective on or about December 1, 2017. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the New IM Agreement.

The Board reviewed and considered information provided by FAI at the Meeting. The Board also considered a form of New IM Agreement, which is consistent with the agreements used across the FTI organization, as well as the Code of Ethics and Insider Trading Compliance Policies and Procedures applied to the employees of FAI. The Board discussed with FTI the reasons for their request that the

Board approve the New IM Agreement, including the benefits of the current portfolio management team, who would become employees of FAI, having access to additional resources. The Board reviewed and considered all of the factors it deemed relevant in approving the New IM Agreement, including, but not limited to:  (i) the nature, extent, and quality of the services to be provided by FAI; and (ii) the costs of the services, which are to remain unchanged. The Board also considered that the change in the investment manager for the Fund facilitates a restructuring of the Fund's current investment manager, FASL, and the relocation of substantially all of the Fund's current portfolio management team from FASL to FAI. In determining that the New IM Agreement is fair and reasonable, the Board also noted that the New IM Agreement is substantially the same as the Fund's current investment management agreement with FASL and does not reflect a substantially new or different level of services to or fees payable by the Fund.

Nature, Extent and Quality of Services.  The Board considered information regarding the nature, extent and quality of investment management services to be provided by FAI and its affiliates to the Fund and its shareholders. In particular, the Board discussed the fact that the same portfolio management team would serve the Fund but that there would be benefits to having them join the investment professionals at FAI with a similar investment style. This realignment would promote greater collaboration through the sharing of resources and investment ideas. It also noted FAI's experience as manager of other funds and accounts, including those within the FTI organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of FAI and FAI's capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by FAI and its affiliates to the Fund and its shareholders.

Fund Performance.  The Board noted that in connection with the restructuring of FASL that substantially all of the Fund's current portfolio management team would be relocated from FASL to FAI and the Board considered the track record of such portfolio management team in managing the Fund. With that, and the additional resources available to the portfolio management team by joining FAI, the Board was confident in the abilities of such portfolio management team to continue the investment approach of the Fund and to provide quality services to the Fund and its shareholders.

Comparative Fees and Expenses.  The Board reviewed and considered information regarding the investment management fee to be charged by FAI. The Board noted that the management fee to be paid by the Fund under the New IM Agreement is identical to the management fee the Fund currently pays FASL. The Board concluded that the proposed investment management fee is fair and reasonable.

Management Profitability and Economies of Scale.  The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the renewal, also on May 22, 2017, of the Current IM Agreement with FASL that would continue in effect until the date the New IM Agreement becomes effective had not changed as a result of the proposed retention of FAI in connection with the restructuring of FASL.

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the New IM Agreement for an initial two year period effective on or about December 1, 2017.

What is the required vote on Proposal 1?

Proposal 1 must be approved by the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as defined in and required by the 1940 Act.  The vote of a "majority of the outstanding voting securities" of the Fund is defined as the affirmative vote of the lesser of (i) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund (a "1940 Act Vote").

If Proposal 1 is not approved by shareholders of the Fund, it is expected that the Fund will continue to operate under the Current IM Agreement and the Board will need to consider what steps to take with respect to the ongoing management of the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

PROPOSAL 2:	TO ELECT A BOARD OF TRUSTEES
The Board unanimously recommends that shareholders of the Fund elect each of the nominees to the Board.

Background

Fund management is recommending that the oversight of the Trust and the Fund be shifted from the current Board to the board composed of the nominees identified below so that the Franklin Templeton funds managed by the Franklin Equity Group, including the Fund, are overseen by the same trustees (the "Franklin Board").

How are nominees for Trustees selected?

The Board has a Nominating and Corporate Governance Committee (the "Nominating Committee") currently consisting of Burton J. Greenwald, Jan Hopkins Trachtman, Charles Rubens II, Robert E. Wade and Gregory H. Williams (Chair), each of whom is an Independent Trustee.  Trustees who are interested persons of the Trust are referred to as the "Interested Trustees."

The Nominating Committee is responsible for selecting candidates to serve as Trustees for the Trust and recommending such candidates:  (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Trust's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any open-end or closed-end other than those within the FTI fund complex or a closed-end business development company primarily investing in non-public entities.  The Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by "Qualifying Fund Shareholders" (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources, an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at One Franklin Parkway, San Mateo, CA 94403-1906 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four (24) month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; (f) whether the Qualifying Fund Shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written charter for the Nominating Committee (the "Charter"). A copy of the Charter is attached to this proxy statement as Exhibit B.

Who are the nominees for Trustees?

The nominees for Independent Trustee are Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and John B. Wilson.  The nominees for Interested Trustee are Gregory E. Johnson and Rupert H. Johnson, Jr.  The nominees for Independent Trustee and for Interested Trustees are referred to herein as the "Nominees" or, each, a "Nominee."

If elected, each Nominee will hold office until the next meeting of shareholders at which Trustees are elected and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation or removal.  One of the nine Nominees, Gregory E. Johnson, is an existing member of the Board that currently oversees the Trust and the Fund.  Seven of the nine Nominees are or would be Independent Trustees, and all but one of the Nominees are also currently directors or trustees of other investment companies within the FTI fund complex.

The Interested Trustees hold director and/or officer positions with, or are principal stockholders of, Resources and its affiliates.  Resources is a publicly owned holding company, a principal stockholder of which is Rupert H. Johnson, Jr., who beneficially owned approximately 19.06% of its outstanding shares as of June 30, 2017. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation for which he is a trustee or by his spouse, for both of which he disclaims beneficial ownership. Resources, a global investment management organization operating as FTI, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies.  Resources is a New York Stock Exchange ("NYSE") listed holding company (NYSE: BEN). Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson, both nominees for Interested Trustee of the Trust. There are no other family relationships among the officers or Nominees.

Each Nominee currently is available and has consented to serve if elected. If any of the Nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as trustees.

Each of the Nominees, except for Gregory E. Johnson, is standing for election by shareholders of the Trust for the first time. Set forth in the table below are the Nominees who are standing for election by shareholders of the Trust for the first time, and the person(s) who initially recommended them for consideration as nominees for Board membership:

Independent Trustee Nominees:	Recommended by:
Harris J. Ashton	An incumbent Independent Trustee
Terrence J. Checki	An incumbent Independent Trustee
Mary C. Choksi	An incumbent Independent Trustee
Edith E. Holiday	An incumbent Independent Trustee
J. Michael Luttig	An incumbent Independent Trustee
Larry D. Thompson	An incumbent Independent Trustee
John B. Wilson	An incumbent Independent Trustee
Interested Trustee Nominees:	Recommended by:
Rupert H. Johnson, Jr.	Executive Officers of Resources

Information regarding the Nominees appears below, including information on the business activities of the Nominees during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The Board believes that the specific background of each Nominee evidences such ability and is appropriate to his or her serving on the Board. As indicated below, Harris J. Ashton has served as a chief executive officer of NYSE listed public corporations; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. Government; Terrence J. Checki has vast experience evaluating economic forces and their impacts on markets, including emerging markets; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge; John B. Wilson has served as a chief operating officer of an NYSE listed public corporation, as well as a chief financial officer of a NASDAQ listed public corporation; and Gregory E. Johnson and Rupert H. Johnson, Jr. are both high ranking executive officers of FTI.

Listed below with the business activities of the Nominees are their names and years of birth, their positions and length of service with the Trust, and the number of fund portfolios in the FTI fund complex that they oversee or will oversee if Proposal 2 is approved.

Nominees for Independent Trustee:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee*

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Nominee	Not applicable	140
Other Directorships Held During at Least the Past 5 Years: Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Nominee	Not Applicable	114
Other Directorships Held During at Least the Past 5 Years: Hess Corporation (exploration of oil and gas) (20__-present).
Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996 - present); Member of the National Committee on U.S.-China Relations (1999- present); member of the Board of Trustees of the Economic Club of New York (2013 -present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other  boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Nominee	Not Applicable	134
Other Directorships Held During at Least the Past 5 Years: Avis Budget Group Inc. (car rental) (2007-present) and Omnicom Group Inc. (advertising and marketing communications services) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Nominee	Not Applicable	140

Other Directorships Held During at Least the Past 5 Years:
Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001- present), White Mountains Insurance Group, Ltd. (holding company) (2004- present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Nominee	Not Applicable	140
Other Directorships Held During at Least the Past 5 Years: Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Nominee	Not Applicable	140
Other Directorships Held During at Least the Past 5 Years:
The Southern Company (energy company) (2014- present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Nominee	Not Applicable	114
Other Directorships Held During at Least the Past 5 Years: None
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Nominees for Interested Trustee:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee*

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2015	156
Other Directorships Held During at Least the Past 5 Years: None
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Resources; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Resources and of 44 of the investment companies in FTI; Vice Chairman, Investment Company Institute; and formerly, President, Resources (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Nominee	Not Applicable	140
Other Directorships Held During at Least the Past 5 Years: None
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Resources; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Resources and of 42 of the investment companies in FTI.

*
The number of portfolios is based on each separate series of the U.S. registered investment companies within the FTI fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common underwriter.

**
Gregory E. Johnson and Rupert H. Johnson, Jr. are or will be "interested persons" of the Trust as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons who can comprise a trust's board of trustees. Gregory E. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust due to their positions as officers, directors and/or shareholders of Resources. Gregory E. Johnson is the nephew of Rupert H. Johnson, Jr. The remaining Nominees are Independent Trustee Nominees.

How often does the Board meet and what are Trustees paid?

The role of the Board is to provide general oversight of the Trust's business and to ensure that the Trust and the Fund are operated for the benefit of all of the Fund's shareholders. The Board anticipates meeting at least eight times during the current fiscal year, and more frequently as necessary.  The Board also oversees the services furnished to the Fund by the investment manager and various other service providers.

Each Nominee, except for Mr. Checki, also currently serves as a board member of other FTI funds, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of multiple FTI funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

The Nominee for Trustee currently in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board during the Trust's most recent fiscal year. During the fiscal year ended September 30, 2016, there were five meetings of the Board, seven meetings of the Audit Committee, two meetings of the Nominating Committee, and two meetings of the Trustees Compensation and Performance Committee.  The Trust does not currently have a formal policy regarding Trustees' attendance at annual shareholders' meetings. The Trust did not hold, and was not required to hold, an annual meeting at which Trustees were elected during its last fiscal year.

The Nominees for Independent Trustee currently constitute the "Franklin Board" and the sole independent board members of 26 investment companies in the FTI complex.  Each independent board member of the Franklin Board currently is paid a $247,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled board meeting, a portion of which would be allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held board meetings.  The lead independent trustee of the Franklin Board is paid an annual supplemental retainer of $25,000 for services to such investment companies, a portion of which would be allocated to the Trust. Board members who serve on the Audit Committee of the Franklin Board receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which would be allocated to the Trust. John B. Wilson, who serves as chairman of the Audit Committee of such investment companies, receives an additional fee of $50,000 per year, a portion of which would be allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting.

Independent Trustees are also reimbursed for expenses incurred in connection with attending Board meetings and are paid by each fund within FTI for which they serve as a board member.  The Interested Trustees and certain officers of the Trust who are shareholders of Resources are not compensated by the Trust for their services, but may be deemed to receive indirect remuneration due to their participation in management fees and other fees received by the Fund's investment manager and its affiliates from the FTI funds. The Fund's investment manager or its affiliates pay the salaries and expenses of the officers and the Interested Trustees. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the amount each Nominee for Independent Trustee received from the Trust, and from all funds in the FTI fund complex as a whole during the 12 months ended May 31, 2017, as well as the estimated annual benefits, if any, upon retirement.

Nominee for Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the FTI Fund Complex	Number of Boards within the FTI Fund Complex on which the Nominee Serves*
Harris J. Ashton	N/A	None	None	[$493,000]	40
Terrence J. Checki**	N/A	None	None	None	N/A
Mary C. Choksi	N/A	None	None	[354,168]	39
Edith E. Holiday	N/A	None	None	[533,000]	40
J. Michael Luttig	N/A	None	None	[510,000]	40
Larry D. Thompson	N/A	None	None	[506,000]	40
John B. Wilson	N/A	None	None	[393,000]	26

*
We base the number of boards on the number of U.S. registered investment companies in the FTI fund complex. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The FTI fund complex currently includes 45 U.S. registered investment companies, with approximately 166 U.S. based funds or series.

**	Mr. Checki is a nominee for Independent Trustee and has not yet served on any Trust's Board.

Similar to the policy currently followed by the Board, the Franklin Board historically has followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities of the Fund and of all U.S. registered funds in the FTI fund complex beneficially owned by the Nominees as of May 31, 2017:

Nominee for Independent Trustee:
Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds in the FTI Fund Complex
Harris J. Ashton	[_____]	Over $100,000
Terrence J. Checki	None	None
Mary C. Choksi	[_____]	Over $100,000
Edith E. Holiday	[_____]	Over $100,000
J. Michael Luttig	[_____]	Over $100,000
Larry D. Thompson	[_____]	Over $100,000
John B. Wilson	[_____]	Over $100,000

Nominees for Interested Trustee:
Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds in the FTI Fund Complex
Gregory E. Johnson	[___]	Over $100,000
Rupert H. Johnson, Jr	[___]	Over $100,000

There were no purchases or sales of any securities in excess of 1% of any class of outstanding securities of the investment manager or any of the investment manager's parents or subsidiaries by any Nominee for election as a Trustee of the Trust since the beginning of the Trust's most recently completed fiscal year.

Who are the Executive Officers of the Trust?

Officers of the Trust are appointed by and serve at the pleasure of the Board.  If the Nominees are elected by shareholders, the executive officers of the Trust will remain the same, except that:  Gaston Gardey will serve as Treasurer, Chief Financial Officer and Chief Accounting Officer, replacing Robert G. Kubilis; and Karen L. Skidmore will serve as Secretary, replacing Steven J. Gray.  Information regarding the current Executive Officers of the Trust and the Executive Officers of the Trust if the Nominees are approved by shareholders is provided below.

Name, Year of Birth and Address	Current Position	Position if Nominees are Elected	Length of Time Served
Rupert H. Johnson, Jr.	Vice President	Vice President	Since 2013
Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Rupert H. Johnson, Jr.

Donald G. Taylor (1954) 280 Park Avenue New York, NY 10017	President and Chief Executive Officer - Investment Management	President and Chief Executive Officer - Investment Management	Since 2014

Principal Occupation During at Least the Past 5 Years:
President and Chief Investment Officer, FASL and officer of one of the investment companies in FTI.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Vice President	Since 2012

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, FTI; and officer of some of the other subsidiaries of Resources and of 45 of the investment companies in FTI.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	None	Treasurer, Chief Financial Officer and Chief Accounting Officer	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, FTI; and officer of 27 of the investment companies in FTI.

Name, Year of Birth and Address	Current Position	Position if Nominees are Elected	Length of Time Served

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Vice President	Since 2009

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, FTI; and officer of 45 of the investment companies in FTI.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Vice President	Secretary since 2005 and Vice President since 2009

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, FTI; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in FTI.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer –Finance and Administration	Chief Executive Officer – Finance and Administration	Since June 2017

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, FTI; officer of 45 of the investment companies in FTI; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, FTI (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	None	Since 2012

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, FTI; and officer of eighteen of the investment companies in FTI.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Vice President – AML Compliance	Since May 2016

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in FTI.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Vice President	Since 2013

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, FTI; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Resources; and officer of 45 of the investment companies in FTI.

Name, Year of Birth and Address	Current Position	Position if Nominees are Elected	Length of Time Served
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Chief Compliance Officer	Since 2013

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, FTI; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in FTI; and formerly, Senior Associate General Counsel, FTI (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Vice President and Secretary	Vice President since 2009

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, FTI; and officer of 45 of the investment companies in FTI.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Vice President	Since 2015

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, FTI; and officer of 45 of the investment companies in FTI.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Vice President	Since 2005

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Resources; and officer of some of the other subsidiaries of Resources and of 45 of the investment companies in FTI.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Vice President	Since 2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, FTI; Assistant Secretary, Resources; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in FTI.

What are the Standing Committees of the Board?

In addition to the Nominating Committee, the Board has a standing Audit Committee and a Trustees Compensation and Performance Committee.

Audit Committee

The Board's Audit Committee is responsible for the appointment, compensation and retention  of the Trust's independent registered public accounting firm ("independent auditors"), including evaluating their independence, recommending the selection of the Trust's auditors to the full Board and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal auditing.

The Audit Committee is currently composed of the following Independent Trustees: Edward I. Altman, Ann Torre Bates (Chair), Burton J. Greenwald, David W. Niemiec and Robert E. Wade.

Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") as the independent auditors for the Trust's current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fee Information

Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $41,695 for the fiscal year ended September 30, 2016 and $30,300 for the fiscal year ended September 30, 2015.

Audit-Related Fees. The aggregate fees paid to PwC for assurance and related services rendered by PwC to the Trust that are reasonably related to the performance of the audit of the Fund's financial statements and not reported under "Audit Fees" above were $3,011 for the fiscal year ended September 30, 2016 and $0 for the fiscal year ended September 30, 2015.  The services for which these fees were paid included attestation services.

In addition, the Audit Committee pre-approves PwC's engagement for audit-related services to be provided to the Fund's investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust and the Fund. For the fiscal years ended September 30, 2016 and 2015, there were no fees paid to PwC for such services.

Tax Fees. There were no fees paid to PwC for professional services rendered by PwC to the Trust and the Fund for tax compliance, tax advice and tax planning (together, "tax services") for the fiscal years ended September 30, 2016 and 2015.

In addition, the Audit Committee pre-approves PwC's engagement for tax services to be provided to the Fund's investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust and the Fund. For the fiscal years ended September 30, 2016 and 2015, there were no fees paid to PwC for such services.

All Other Fees. There were no fees paid to PwC for products and services rendered by PwC to the Trust, other than the services reported above.

In addition, there were no fees paid to PwC for products and services rendered by PwC to the Fund's investment manager and any entity controlling, controlled by or under common control with the investment manager that provides ongoing services to the Trust, other than the services reported above.

Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services provided by PwC to the Trust, to the Fund's investment manager or to any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Trust were $3,011 for the fiscal year ended September 30, 2016 and $0 for the fiscal year ended September 30, 2015. The aggregate non-audit fees for the fiscal year ended September 30, 2016 include the amounts shown under Audit-Related Fees ($3,011), Tax Fees ($0) and All Other Fees ($0).

The Audit Committee has considered whether the provision of the non-audit services that were rendered to the Fund's investment manager and to any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Trust is compatible with maintaining PwC's independence.

Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures within the meaning of Regulation S-X. As a result, all such services described above and provided by PwC must be pre-approved by the Audit Committee.

Trustees Compensation and Performance Committee

The Trustees Compensation and Performance Committee generally is responsible for recommending compensation and meeting fees for Independent Trustees and for evaluating Board performance. The Trustees Compensation and Performance Committee currently is composed of Edward I. Altman, Ann Torre Bates, Keith E. Mitchell, Charles Rubens II (Chair) and Robert E. Wade.

What is the Board's role in risk oversight?

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management in consultation with the Board and its counsel.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the investment manager's initiative.  In addition, the Audit Committee of the Board meets regularly with the investment manager's internal audit group to review reports on their examinations of functions and processes within FTI that affect the Trust and the Fund, and review and discuss the Trust's and the Fund's processes with respect to risk assessment and risk management.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund.  In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk.  To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund's risk profile, the Board generally is consulted with respect to such change.  To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments.  In addition, the investment manager's investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities.

With respect to valuation, the Fund's administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in the Fund's portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value.  Such reports also include information concerning illiquid securities within the Fund's portfolio.  The Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities.  In addition, the Trust's Audit Committee reviews valuation procedures and results with the Trust's independent auditors in connection with such Committee's review of the results of the audit of the Fund's year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the investment manager's compliance group and meets regularly with the Trust's Chief Compliance Officer ("CCO") to discuss compliance issues, including compliance risks.  In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board.  The Board adopts compliance policies and procedures for the Trust and approves such procedures for the Fund's service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

FTI periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level.  Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

What is the leadership structure of the Board?

 Seventy-five percent or more of Board members consist of Independent Trustees who are not deemed to be "interested persons" by reason of their relationship with the Trust's management or otherwise as provided under the 1940 Act.  Currently, the Chairman of the Board is an Independent Trustee.  If the Nominees are elected, consistent with the current Franklin Board structure, the Chairman of the Board would be an interested person, although the Board also would be served by a lead Independent Trustee. The lead Independent Trustee, together with independent counsel, would review proposed agendas for Board meetings and generally acts as a liaison with management with respect to questions and issues raised by the Independent Trustees. The lead Independent Trustee also would preside at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed.  It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.

What is the required vote on Proposal 2?

               For Proposal 2, the Nominees will be elected to the Board by the affirmative vote of a plurality of votes cast collectively by the shareholders of the Fund, the sole series of the Trust.  This means that the Nominees receiving the largest number of votes will be elected to fill the available positions, and a Nominee may be elected even if he or she receives the affirmative vote of less than a majority of the outstanding shares of the Fund voting.

THE BOARD UNANIMOUSLY RECOMMENDS A
 VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD.

♦  ADDITIONAL INFORMATION ABOUT THE FUND
The Administrator.  Pursuant to a subcontract for fund administration services with the Fund's investment manager, Franklin Templeton Services, LLC ("FT Services") provides certain administrative functions for the Fund.  FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly owned subsidiary of Resources and an affiliate of the investment manager and the Trust's principal underwriter. The fee for administrative services provided by FT Services is paid by the investment manager based on the Fund's average daily net assets, and is not an additional expense of the Fund.
For the fiscal year ended September 30, 2016, the investment manager paid FT Services administrative fees of $12,955,913 for services provided to the Fund.
FT Services will continue to provide administrative services to the Fund after the Meeting.

The Underwriter.  The principal underwriter for the Trust is Franklin Templeton Distributors, Inc. ("Distributors"), One Franklin Parkway, San Mateo, California 94403--1906.  As the principal underwriter, Distributors receives underwriting commissions and 12b-1 fees pursuant to separate Rule 12b‑1 plans adopted by the Board, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public.  For the fiscal year ended September 30, 2016, the aggregate amount of 12b-1 fees received by Distributors from the Fund's Class A, Class C and Class R shares was $[56,314,229], of which $[_____] was retained by Distributors.  Distributors does not receive compensation from the Trust for acting as the principal underwriter of the Fund's Class R6 and Advisor Class shares.  Distributors will continue to act as the principal underwriter for the Trust after the Meeting.
The Transfer Agent.  The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC ("FTIS"), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313.  For the fiscal year ended September 30, 2016, the Fund paid transfer agent fees of $21,788,616, of which $8,117,876 was retained by FTIS.
FTIS will continue to act as the transfer agent and shareholder servicing agent for the Fund after the Meeting.
The Custodian.  The custodian for the Fund is The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286.
Other Matters.  The Fund's audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge.  To obtain a copy, please call (800) DIAL BEN ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-7151.
Shareholders Sharing the Same Address.    If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Fund has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Fund will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call 1-800/DIAL BEN® ((800)342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030, if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.
Outstanding Shares and Principal Shareholders.  The outstanding shares and classes of the Fund as of May 31, 2017 are set forth in Exhibit C.
The names and addresses of shareholders that owned beneficially or of record 5% or more of the outstanding shares of any class of the Fund are set forth in Exhibit D. To the knowledge of the Fund's management, as of May 31, 2017, there were no other shareholders, except as set forth in Exhibit D, owning beneficially or of record more than 5% of the outstanding shares of any class of the Fund.
In addition, to the knowledge of the Trust's management, as of May 31, 2017, the Trustees and officers of the Trust, as a group, owned of record and beneficially 1.01% of the Advisor Class and less than 1% of the outstanding shares of the other classes of the Fund.
Contacting the Board.  If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Trust's offices at: One Franklin

Parkway, San Mateo, California 94403-1906, Attention: Secretary.  The correspondence will be given to the Board for review and consideration.
♦ FURTHER INFORMATION ABOUT VOTING AND THE MEETING
Solicitation of Proxies.  Your vote is being solicited by the Board.  AST Fund Solutions, LLC (the "Solicitor") has been engaged to assist in the solicitation of proxies. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is estimated to be $1.91 million and, will be borne 20% by the Fund and 80% by the Fund's investment manager or its affiliates.
As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  FTI and the Trust reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of shares of the Fund and soliciting them to execute voting instructions. The Trust expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication.  Trustees and officers of the Trust, and regular employees and agents of the investment manager or its affiliates, involved in the solicitation of the proxies are not reimbursed.
Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from eligible shareholders of the Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  The Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder's full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means.  If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares.  If the information elicited accords with the information provided to the Solicitor, then the Solicitor may ask for the shareholder's instructions on the Proposals.  Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this proxy statement.  The Solicitor will record the shareholder's instructions on the proxy card.  Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.
A shareholder may also vote by submitting the proxy card or voting instruction form originally sent with this proxy statement by mail, via telephone (if eligible), via the Internet (if eligible), or by attending the Meeting in person.
Voting by Broker-Dealers.  The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for the broker-dealer firms' customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation/voting instruction materials, the Trust understands that broker-dealers may only vote on Proposal 2 – To Elect a Board of Trustees – on behalf of the broker-dealer firms' customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms' names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which they received instructions.
Quorum.  The holders of 40% of the outstanding shares of the Fund, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals.  The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee has voted such shares in its discretion on Proposal 2, but (iii) the broker or nominee does not have discretionary voting power on other matters), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.
Method of Tabulation.  The vote required to approve each Proposal is set forth in the discussion of the Proposal above. Generally, abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast.  Therefore, abstentions and broker non-votes may have the same effect as a vote "against" Proposal 1, which requires a 1940 Act Vote, but will not have an effect on Proposal 2, which requires a plurality of votes cast for approval.
Simultaneous Meetings.  The Meeting is to be held at the same time as the meetings of shareholders of other U.S. registered investment companies in the FTI fund complex.  If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.
Adjournment.  The Meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers.  Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and the Trust's By-Laws, including to allow for the further solicitation of proxies.  Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Trust on questions of adjournment to the extent permitted under applicable federal securities laws, state law, and the Trust's governing instruments.  If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed or unless the adjournment is for more than sixty days after the date of the original meeting.

Shareholder Proposals.  The Trust is not required and does not intend to hold regular annual meetings of shareholders.  A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust's proxy statement for the next meeting of shareholders of the Fund should send his or her written proposal to the Trust's offices: One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary, so that it is received within a reasonable time before the Trust begins to print and send its proxy materials for such meeting.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and the Trust's governing instruments.  Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.
No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management, to the extent permitted under applicable federal securities laws, state law, and the Trust's governing instruments, including proposals for which management of the Trust did not have timely notice, as set forth in the SEC's proxy rules.
By Order of the Board of Trustees, Steven J. Gray Vice President and Secretary

[_________], 2017

EXHIBIT A

FRANKLIN MANAGED TRUST
on behalf of
FRANKLIN RISING DIVIDENDS FUND
FORM OF
INVESTMENT MANAGEMENT AGREEMENT
THIS INVESTMENT MANAGEMENT AGREEMENT, dated as of [__________], 2017, is made between FRANKLIN MANAGED TRUST, a Delaware statutory trust (the "Trust"), on behalf of FRANKLIN RISING DIVIDENDS FUND (the "Fund"), a series of the Trust, and FRANKLIN ADVISERS, INC., a California corporation (the "Manager").
WHEREAS, the Trust has been organized and intends to operate as an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), for the purpose of investing and reinvesting its assets in securities, as set forth in its Agreement and Declaration of Trust, its By-Laws and its Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, all as heretofore and hereafter amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment manager and to have an investment manager perform various management, statistical, research, investment advisory, administrative and other services for the Fund; and
WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is engaged in the business of rendering management, investment advisory, counseling and supervisory services to investment companies and other investment counseling clients, and desires to provide these services to the Fund.
NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is mutually agreed as follows:
1. Employment of the Manager.  The Trust hereby employs the Manager to manage the investment and reinvestment of the Fund's assets, to administer its affairs, and to provide or procure, as applicable, the administrative and other services described in Section 2.C. of this Agreement, as may be supplemented from time to time, subject to the direction of the Board of Trustees and the officers of the Trust, for the period and on the terms hereinafter set forth.  The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided.  The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed an agent of the Fund or the Trust.
2. Obligations of and Services to be Provided by the Manager.  The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:
A. Investment Management Services.
(a) The Manager shall manage the Fund's assets subject to and in accordance with the investment objectives and policies of the Fund and any directions which the Trust's Board of Trustees may issue from time to time.  In pursuance of the foregoing, the Manager shall make all determinations with respect to the investment of the Fund's assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement the same.  Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's investment securities shall be exercised.  The Manager shall render or cause to be rendered regular reports to the Trust, at regular meetings of its Board of Trustees and at such other times as may be reasonably requested by the Trust's Board of Trustees, of (i) the decisions made with respect to the investment of the Fund's assets and the purchase and sale of its investment securities, (ii) the reasons for such decisions and (iii) the extent to which those decisions have been implemented.
(b) The Manager, subject to and in accordance with any directions which the Trust's Board of Trustees may issue from time to time, shall place, in the name of the Fund, orders for the execution of the Fund's securities transactions.  When placing such orders, the Manager shall seek to obtain the best net price and execution for the Fund, but this requirement shall not be deemed to obligate the Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied.  The parties recognize that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish research, statistical, quotations and other information to the Fund and the Manager in accordance with the standards set forth below.  Moreover, to the extent that it continues to be lawful to do so, the Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of "brokerage and research services" (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by that broker.
Accordingly, the Trust and the Manager agree that the Manager shall select brokers for the execution of the Fund's transactions from among:
(i) Those brokers and dealers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services; and
(ii) Those brokers and dealers who supply research, statistical and other data to the Manager which the Manager may lawfully and appropriately use in their investment management capacities, which relate directly to securities, actual or potential, of the Fund, or which place the Manager in a better position to make decisions in connection with the management of the Fund's assets and securities, whether or not such data may also be useful to the Manager in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.
(c) When the Manager has determined that the Fund should tender securities pursuant to a "tender offer solicitation," Franklin/Templeton Distributors, Inc.  ("Distributors") shall be designated as the "tendering dealer" so long as it is legally permitted to act in such capacity under the federal securities laws and rules thereunder and the rules of any securities exchange or association of which Distributors may be a member.  Neither the Manager nor Distributors shall be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the

Financial Industry Regulatory Authority) as of the date of this Agreement.  This Agreement shall not obligate the Manager or Distributors (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Trust on behalf of the Fund shall enter into an agreement with the Manager and/or Distributors to reimburse them for all such expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.
(d) The Manager shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed by the Manager, on behalf of the Fund, with brokers falling into each of the categories referred to above and the manner in which the allocation has been accomplished.
(e) The Manager agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Manager's paramount duty to obtain the best net price and execution for the Fund.
(f) Decisions on proxy voting shall be made by the Manager unless the Board of Trustees determines otherwise.  Pursuant to its authority, the Manager shall have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time, and shall not be required to seek or take instructions from the Fund with respect thereto.  The Manager shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy.  In the case of class action suits involving issuers held in the Fund, the Manager may include information about the Fund for purposes of participating in any settlements.
B. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.  The Manager, its officers and employees will make available and provide accounting and statistical information required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund's shares.
C. Administrative Services.  The Manager agrees, during the term of this Agreement, to provide or procure, as applicable, at its own expense (unless otherwise agreed to by the parties), the following services to the Fund to the extent that any such services are not otherwise provided by any sub-adviser or other service provider to the Fund:  (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund as contemplated in this Agreement; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund's investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund's compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund's compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund's compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund's investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the U.S. Securities and Exchange Commission and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002 as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities.
Nothing in this Agreement shall obligate the Trust or the Fund to pay any compensation to the officers of the Trust who are officers, directors, stockholders or employees of the Manager or its affiliates.  Nothing in this Agreement shall obligate the Manager to pay for the services of third parties, including attorneys, auditors, printers, pricing services or others, engaged directly by the Trust to perform services on behalf of the Fund.
D. Other Obligations and Services.  The Manager shall make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Fund and its investment activities.
E. Delegation of Services.  The Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (each, a "Sub-Adviser") to perform, and thereby delegates to any such Sub-Adviser, some of the services for the Fund for which it is responsible under Section 2.A. of this Agreement or as the Manager may otherwise determine to be necessary or appropriate to seek to implement the Fund's investment goals and strategies, subject to the approval of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, and the approval of the Fund's shareholders, if required.  The Manager will compensate any Sub-Adviser for its services to the Fund. The Manager will evaluate and select the Sub-Advisers and will make recommendations to the Board of Trustees about the hiring, termination and replacement of a Sub-Adviser and will oversee, monitor and review the Sub-Advisers and their performance and their compliance with the Fund's investment policies and restrictions. The Manager may also terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund's shareholders, if any is required, is obtained.  Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by any Sub-Adviser and will supervise each Sub-Adviser in its performance of its duties for the Fund. The Manager will also retain sole responsibility for all services described in Section 2.A. of this Agreement and not expressly delegated to one or more Sub-Advisers.
The Manager may, at its expense, also delegate to one or more entities some or all of the services for the Fund for which the Manager is responsible under Section 2.C. of this Agreement.  The Manager will be responsible for the compensation, if any, of any such entities for such services to the Fund, unless otherwise agreed to by the parties.  Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have overall responsibility and liability for all such services provided to the Fund under this Agreement and will supervise each such entity in its performance of its duties for the Fund. The Manager will also retain sole responsibility for all services described in Section 2.C. of this Agreement and not expressly delegated to one or more such entities.
3. Expenses of the Fund.  It is understood that the Fund will pay all of its own expenses other than those expressly assumed by the Manager herein, which expenses payable by the Fund shall include:

A. Fees and expenses paid to the Manager as provided herein;
B. Expenses of all audits by independent public accountants;
C. Expenses of transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of its shares;
D. Expenses of obtaining quotations for calculating the value of the Fund's net assets;
E. Salaries and other compensations of executive officers of the Trust who are not officers, directors, stockholders or employees of the Manager or its affiliates;
F. Taxes levied against the Fund;
G. Brokerage fees and commissions in connection with the purchase and sale of securities for the Fund;
H. Costs, including the interest expense, of borrowing money;
I. Costs incident to meetings of the Board of Trustees and shareholders of the Fund, reports to the Fund's shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund's and the Trust's legal existence;
J. Legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale;
K. Trustees' fees and expenses to trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;
L. Costs and expense of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws; including the printing and mailing of prospectuses to its shareholders;
M. Trade association dues;
N. The Fund's pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums; and
O. The Fund's portion of the cost of any proxy voting service used on its behalf.
4. Compensation of the Manager.  The Fund shall pay a management fee in cash to the Manager based upon a percentage of the value of the Fund's average daily net assets, calculated as set forth below, as compensation for the services rendered and obligations assumed by the Manager, during the preceding month, on the first business day of the month in each year.
A. For purposes of calculating such fee, the value of the net assets of the Fund shall be determined in the same manner that the Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in the Fund's current prospectus and statement of additional information.  The rate of the management fee payable by the Fund shall be calculated daily at the following annual rate:

0.750% of the value of net assets up to and including $500 million;
0.625% of the value of net assets over $500 million up to and including $1 billion;
0.500% of the value of net assets over $1 billion up to and including $5 billion;
0.490% of the value of net assets over $5 billion up to and including $10 billion;
0.480% of the value of net assets over $10 billion up to and including $20 billion; and
0.470% of the value of net assets in excess of $20 billion.

B. The management fee payable by the Fund shall be reduced or eliminated to the extent that Distributors has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith.  The Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services.  The Manager shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.
C. If this Agreement is terminated prior to the end of any month, the accrued management fee shall be paid to the date of termination.
5. Activities of the Manager.  The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others.  Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Trust and Section 10(a) of the 1940 Act, it is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders; that directors, officers, agents or stockholders of the Manager or its affiliates are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act.
6. Performance of Services in Accordance with Regulatory Requirements; Furnishing of Books and Records.  In performing the services set forth in this Agreement, the Manager:
A. shall conform with the 1940 Act and all rules and regulations thereunder, with all other applicable federal, state and foreign laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees, and with the provisions of the Trust's Registration Statement filed on Form N-1A, as supplemented or amended from time to time;
B. will make available to the Trust, promptly upon request, any of the Fund's books and records as are maintained under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with the Manager's services under this Agreement that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.
7. Liabilities of the Manager.
A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.
B. The Manager shall indemnify and hold harmless the Trust, the Fund and its officers and Trustees against any and all losses, claims, damages and liabilities (including reasonable legal and other expenses and amounts paid in settlement) incurred in any action, suit, proceeding or investigation (whether instituted or threatened) by reason of or arising out of the willful misfeasance, bad faith, gross negligence, or reckless disregard by the Manager of its obligations or duties hereunder.
C. No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or director or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.
8. Renewal and Termination.
A. This Agreement shall become effective on the date written below and shall continue in effect for two (2) years thereafter, unless sooner terminated as hereinafter provided, and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement (other than as Trustees of the Trust) or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on the Agreement.
B. This Agreement:
(i) may at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Manager;
(ii) shall immediately terminate with respect to the Fund in the event of its assignment; and
(iii) may be terminated by the Manager on 60 days' written notice to the Fund.
C. As used in this Paragraph, the terms "assignment," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for any such terms in the 1940 Act.
D. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at any office of such party.
9. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
10. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California.
11. Limitation of Liability.  Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the assets of the Fund; that any liability of the Trust under this Agreement with respect to the Trust, or in connection with the matters contemplated herein with respect to the Fund, shall be discharged only out of the assets of the Fund; and the Manager shall not seek satisfaction of any such obligation or liability from the shareholders of the Trust, the trustees, officers, employees or agents of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on [____________], 2017.
FRANKLIN MANAGED TRUST on behalf of
FRANKLIN RISING DIVIDENDS FUND
By:
Name:
Title:
FRANKLIN ADVISERS, INC.
By:
Name:

EXHIBIT B

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

This Charter has been adopted by the Board of Trustees of Franklin Mutual Series Funds, Franklin Alternative Strategies Funds and Franklin Managed Trust (each, the "Fund") to govern its Nominating and Corporate Governance Committee (the "Committee"), which shall have the purposes, goals, responsibilities, authority and specific powers described herein.

I.            The Committee.
The Nominating and Corporate Governance Committee (the "Committee") is a committee of, and established by, the Board of Trustees of the Fund (the "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members" or "Disinterested Board members," which for purposes of this Charter shall mean members who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). A member of the Committee shall be selected by the Board of Trustees to serve as the Committee's chairperson. The Committee may delegate any portion of its authority to a subcommittee comprised solely of its members.

II.           Board Size, Composition and Nominations.
1.            The Committee shall (a) evaluate from time to time the appropriate size of the Board of Trustees and recommend any increase or decrease with respect thereto, (b) recommend any changes in the composition (including the relative relationship of interested to Disinterested Board members) of the Board of Trustees so as to best reflect the objectives of the 1940 Act, the Fund and the Board of Trustees, (c) establish processes for developing candidates for Disinterested Board members and for the conducting of searches with respect thereto, and (d) recommend to the independent trustees (i) a slate of Disinterested Board members to be elected at Fund shareholders meetings, or (ii) nominees to fill Disinterested Board member vacancies on the Board of Trustees, where and when appropriate.
2.            The Committee shall identify, research, recruit and evaluate the qualifications of candidates for nomination for Disinterested Board members to serve on the Board, and make recommendations with respect thereto. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. Consistent with the Fund's governance best practices, the Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with investment managers, employees or service providers of the Fund.
3.            The Committee shall also evaluate candidates' qualifications, and make recommendations to the full Board, for positions as "interested" members on the Board.
4.            The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are properly submitted to the Committee or the Fund. The Committee shall adopt, by resolution, policies regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

5.            The Committee shall consider and recommend to the independent trustees or the Board, as appropriate, procedures for implementing changes required by statute, regulatory bodies and case law relating to the nomination, election or solicitation process with regard to election of trustees.
III.         Other Board Committees.
1.            The Committee shall make recommendations to the full Board as regards nomination for membership on all committees of the Board and shall review committee assignments at least annually.
2.            The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the independent trustees or the full Board, as appropriate.
IV.         Corporate Governance.
1.            The Committee shall review proposed changes in, and where appropriate propose changes with respect to, the Fund's governing instruments, including, but not limited to, its certificate of incorporation and bylaws, as such documents relate to corporate governance matters.
2.            The Committee shall periodically review Fund corporate governance procedures and shall recommend any appropriate changes to the full Board.
3.            The Committee shall initiate consideration, and otherwise be available to consider, issues relating to the respective roles entrusted to the Fund's adviser, the Fund, the Board of Trustees and the independent trustees.
4.            The Committee shall review persons who are under consideration to act as legal counsel to the Disinterested Board members and their qualifications to serve or continue to serve as "independent legal counsel" under applicable Securities and Exchange Commission rules, and shall make recommendations to the independent trustees with regard thereto. The Committee shall monitor the performance of legal counsel employed by the Fund and by the Disinterested Board members.
V.           Other Powers and Responsibilities.
1.            The Committee shall meet at least twice each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.
2.            The Committee shall have the resources and authority appropriate to discharge its responsibilities. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify Disinterested Board member candidates, including the sole authority to approve such search firms' fees, at the expense of the Fund and other retention terms. The Committee may also retain counsel of its choice and other advisers which the Committee deems necessary, at the expense of the Fund.
3.            The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.
4.            The Committee shall review this Charter at least annually and recommend any changes to the full Board. The Committee shall annually conduct a performance evaluation of the Committee and report the evaluation results to the Board of Trustees.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
STATEMENT OF POLICY AND PROCEDURES
 FOR CONSIDERING CANDIDATES FOR THE BOARD OF TRUSTEES
The Nominating and Corporate Governance Committee (the "Nominating Committee") of the Board of Trustees of the Fund (the "Board") has adopted this Statement of Policy and Procedures to memorialize its views as to (i) the criteria for selecting nominees for Trustees of the Fund and (ii) the appropriate procedures for shareholders of the Fund to submit recommendations to the Nominating Committee for candidates for the Board.
In the event that a vacancy to be filled occurs or is expected to occur on the Fund's Board, subject to the conditions and procedures described below more fully, the Nominating Committee shall consider and review recommendations for candidates to fill such vacancy made by current Board members (or in the case of candidates for Independent Trustees, by current Independent Trustees and, if and when requested by the Nominating Committee, by all Board members) and by Fund Management (when and as may be requested by the Nominating Committee), as well as recommendations by Qualifying Fund Shareholders (as described below) that are submitted in writing and are addressed to the Chairperson of the Nominating Committee at the Fund's offices.
Criteria for Selecting of Trustee Nominees
In considering the qualifications of a potential candidate, the Nominating Committee will generally consider such candidate's educational background, business or professional experience, and reputation.  In addition, the following minimum qualifications shall apply with respect to a candidate for Board membership as an Independent Trustee:
1.            Such candidate shall be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the Investment Company Act of 1940, as amended, and the rules and interpretations thereunder.
2.            Such candidate shall demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member.

3.            Such candidate shall have no continuing relationship as a director, officer or board member of any open-end or closed-end fund other than those within the Franklin Templeton Investments fund complex.
Procedures for Submitting Recommendations to the Nominating Committee for Trustee Nominees
The Nominating Committee will consider recommendations for Trustee nominees submitted to it by the appropriate persons, as noted above, and by Qualifying Fund Shareholders so long as such recommendations are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee of the Fund, in accordance with the criteria set forth above.
A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information:
(a)          the name and address of the Qualifying Fund Shareholder making the recommendation;
(b)          the number of shares of each class and series, if any, of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder;
(c)          a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made;
(d)          the name, age, date of birth, business address and residence address of the person or persons being recommended;
(e)          such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board;
(f)           whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Fund, as defined in the Investment Company Act of 1940; and
(g)          the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.
It is the intention of the Nominating Committee that the recommending shareholder demonstrate a significant and long term commitment to the Fund and its other shareholders and that his or her objectives in submitting a recommendation are consistent with the best interests of the Fund and all of its shareholders.
In the event the Nominating Committee receives a recommendation from a Qualifying Fund Shareholder (i) during a time when no vacancy exists or is expected to exist in the near term, or (ii) within 60 days of the date of the meeting of the Board at which the Board acts to fill a vacancy or call a meeting of shareholders for the purpose of filling such vacancy, and, in each case, the recommendation otherwise contains all the information required, the Nominating Committee will retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Nominating Committee commences its efforts to fill such vacancy.

EXHIBIT C

OUTSTANDING SHARES AND CLASSES OF THE FUND AS OF MAY 31, 2017
Class	Number of Outstanding Shares
Class A Shares Class C Shares Class R Shares Class R6 Shares Advisor Class Shares	205,330,090.25 53,045,350.01 4,228,186.18 9,213,875.72 52,922,657.27

C-1

EXHIBIT D

PRINCIPAL HOLDERS OF FUND SHARES AS OF MAY 31, 2017
As of May 31, 2017, the following shareholders owned of record and beneficially 5% or more of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund.
Name and Address	Share Amount	Percentage of Class (%)
CLASS A
Edward Jones & Co.* 12555 Manchester Road St. Louis, MO 63131-3710	81,739,158.83	39.84
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	16,209,405.46	7.90
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	14,041,833.48	6.84
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	11,756,473.32	5.73
CLASS C
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	3,915,280.30	7.39
Edward Jones & Co.* 12555 Manchester Road St. Louis, MO 63131-3710	4,109,111.97	7.75
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	6,008,270.27	11.34
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	3,782,454.78	7.14
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	6,926,196.14	13.07
Raymond James* 880 Carillon Parkway Saint Petersburg, FL 33716-1102	3,861,326.26	7.29

Name and Address	Share Amount	Percentage of Class (%)
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	3,652,349.41	6.89
CLASS R
Voya Retirement Insurance and Annuity Company* 1 Orange Way B3N Windsor, CT 06095-4773	262,356.85	6.20
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	441,050.96	10.43
State Street Bank and Trust* as Trustee and/or Custodian FBO ADP Access Product 105 Rosemont Road Westwood, MA 02090-2318	755,486.13	17.87
Voya Retirement Insurance and Annuity Company* 1 Orange Way B3N Windsor, CT 06095-4773	449,946.24	10.64
DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50303	389,998.68	9.22
CLASS R6
FT Conservative Allocation Fund F/T Fund Allocator c/o Fund Accounting Department 3344 Quality Drive Rancho Cordova, CA 95670-7313	1,206,714.61	13.10
FT Moderate Allocation Fund F/T Fund Allocator c/o Fund Accounting Department 3344 Quality Drive Rancho Cordova, CA 95670-7313	2,772,290.67	30.09
FT Growth Allocation Fund F/T Fund Allocator c/o Fund Accounting Department 3344 Quality Drive Rancho Cordova, CA 95670-7313	2,159,698.15	23.44
Great-West Trust Company LLC* 8515 East Orchard Road 2T2 Greenwood Village, CO 80111	788,660.76	8.56
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	1,358,730.86	14.75
ADVISOR CLASS
Morgan Stanley Smith Barney* Attn: Mutual Fund Operations 2 Harborside Financial Center, Floor 3 Jersey City, NJ 07311-1114	2,924,779.80	5.52

Name and Address	Share Amount	Percentage of Class (%)
Edward Jones & Co.* 12555 Manchester Road St. Louis, MO 63131-3710	12,448,369.04	23.49
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	3,598,830.13	6.79
National Financial Services LLC* Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	3,218,090.47	6.07
WFCS LLC* 2801 Market Street Saint Louis, MO 63103-2523	4,414,089.60	8.33
American Enterprise Investment Services* 707 2nd Avenue South Minneapolis, MN 55402-2405	2,679,620.77	5.06
Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	3,943,288.54	7.44

*For the benefit of its customer(s).

FRANKLIN TEMPLETON
INVESTMENTS

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at proxyonline.com/FT using your control *number* found below
3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line
4. **LIVE** with a proxy representative when you call toll-free **XXX-XXX-XXXX** Monday through Friday 9 a.m. to 10 p.m. Eastern.

CONTROL NUMBER 123456789101

Franklin Rising Dividends Fund

a series of Franklin Managed Trust ("Trust")

Special Meeting of Shareholders to be Held on October 30, 2017

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Karen L. Skidmore, Navid J. Tofigh and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403 at 10:00 a.m., Pacific time on October 30, 2017, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted FOR each Proposal.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/FT

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

“FUND NAME HERE”

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

IF YOU CHOSE TO EXECUTE THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. REMEMBER YOU CAN ALSO VOTE ON THE INTERNET, BY TELEPHONE OR WITH A REPRESENTATIVE. PLEASE SEE REVERSE SIDE FOR INSTRUCTIONS.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

	FOR	AGAINST	ABSTAIN
1. To approve a new investment management agreement with Franklin Advisers, Inc.	☐	☐	☐

			FOR ALL	WITHHOLD ALL
(1) Harris J. Ashton	(4) Edith E. Holiday	(7) J. Michael Luttig	☐	☐
(2) Terrence J. Checki	(5) Gregory E. Johnson	(8) Larry D. Thompson		
(3) Mary C. Choksi	(6) Rupert H. Johnson, Jr.	(9) John B. Wilson		

To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.

☐ FOR ALL, EXCEPT ____________________

Please do not forget to sign above.

THANK YOU FOR VOTING!

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